UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2025

Enovix Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39753	85-3174357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3501 W Warren Avenue Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 695-2350
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENVX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On July 17, 2025, Enovix Corporation, a Delaware corporation (the “Company”), announced that the Board of Directors of the Company declared a distribution (the “Warrant Distribution”) to the holders of record of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), in the form of warrants to purchase shares of Common Stock (the “Warrants”). The Warrants were issued on the terms and conditions described in the Warrant Agreement (as defined below and attached as an exhibit hereto) and are being distributed on July 21, 2025, to the holders of record of Common Stock as of the close of business on July 17, 2025 (the “Record Date”).

Pursuant to the terms of the Warrant Agreement, dated as of July 21, 2025, between the Company, Computershare Inc., a Delaware corporation, and its affiliate, Computershare Trust Company, N.A., as Warrant Agent (the “Warrant Agreement”), each holder of record of Common Stock as of the Record Date will receive one Warrant for every seven shares of Common Stock (rounded down to the nearest whole number for any fractional Warrant). Holders (“other eligible recipients”) of our 3.00% Convertible Senior Notes due 2028 (the “Convertible Notes”) will also receive, at the same time and on the same terms as holders of Common Stock, Warrants without having to convert such other eligible recipient’s Convertible Notes subject to the terms of the Warrant Agreement.

Each Warrant will entitle the holder to purchase, at the holder’s sole and exclusive election, at a cash exercise price of $8.75 per Warrant (the “Exercise Price”), one share of Common Stock. Payment for shares of Common Stock upon exercise of Warrants must be in cash.

Unless the Early Expiration Price Condition (defined below) is met, the Warrants will expire and cease to be exercisable at 5:00 p.m. New York City time on October 1, 2026 (the “Expiration Date”). The Expiration Date is subject to automatic acceleration upon satisfaction of the Early Expiration Price Condition.

Upon the occurrence of the first 30 consecutive Trading Day (defined below) period commencing on the first Trading Day immediately following the distribution date of the Warrants in which the daily VWAPs (defined below) of the shares of Common Stock has been at least equal to the then applicable Early Expiration Trigger Price (defined below) for at least 20 Trading Days (whether or not consecutive) (the “Early Expiration Price Condition” and the last Trading Day of such 30 consecutive Trading Day period to occur, the “Early Expiration Price Condition Date”), the Expiration Date will automatically accelerate to the date (the “Early Expiration Date”) that is the business day immediately following the Early Expiration Price Condition Date.

Notwithstanding the foregoing, the Company may, in its sole discretion, elect to set the Early Expiration Date on a date falling after the business day immediately following the Early Expiration Price Condition Date (such date, an “Alternate Expiration Date”). In order to exercise the right to set an Alternate Expiration Date, the Company shall, no later than the fifth Qualifying Trading Day (defined below) occurring in any 20 consecutive Trading Day period, make a public announcement by issuance of a press release that the Company is reserving the right to set an Alternate Expiration Date in the event the Early Expiration Price Condition does occur. If the Company sets an Alternate Expiration Date, the expiration of the Warrants on such Alternate Expiration Date shall be conditioned on the daily VWAP of a share of Common Stock being at least equal to the quotient of the Exercise Price divided by the Warrant Exercise Rate for each of the two Trading Days immediately preceding such Alternate Expiration Date (the “Additional Price Condition”). As promptly as practicable after market close on the Trading Day immediately preceding the Alternate Expiration Date, the Company will make a public announcement by issuance of a press release as to whether the Additional Price Condition is met. The Company may, in its sole discretion, in any such press release, postpone (on one or more occasions) such Alternate Expiration Date to a new Alternate Expiration Date. If the Additional Price Condition is not met as to an Alternate Expiration Date specified by the Company, unless the Company sets a new Alternate Expiration Date as set forth in the preceding paragraph, the Expiration Date will remain October 1, 2026 unless another Early Expiration Price Condition Date subsequently occurs.

For the purposes of the foregoing, “VWAP” of the Common Stock (or other security) on any date of determination means, (i) in the case of the Common Stock, for any day on which trading in the Common Stock generally occurs on the Nasdaq Global Select Market (the “Exchange”) (or, if the Common Stock is not listed on the Exchange, the U.S. national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock on such day), the per-share volume-weighted average price based on all trades in the consolidated tape system as displayed on Bloomberg page “ENVX US Equity HP” (setting: “Volume Weighted Average Line”) (or its equivalent successor if such page or setting is not available) in respect of such day and (ii) in the case of any other security, for any day on which trading in such security generally occurs on the Exchange (or, if such security is not listed on the Exchange, the U.S. national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security on such day), the per-share volume-weighted average price based on all trades in the consolidated tape system as displayed on Bloomberg page “HP” for such security in respect of such day. If such information is not so available for the Common Stock or such other security, the VWAP on such date shall be the last reported sale price for the Common Stock or such other security on such day.

A “Trading Day” for the purposes of the foregoing definition means a day on which the Common Stock (or other security) (i) at the close of regular way trading (not including after-hours or extended market trading) is not suspended from trading on the Exchange or, if the Common Stock (or such other security, as the case may be) is not listed on the Exchange, any U.S. national or regional securities exchange or association or over-the-counter market that is the primary market for the trading the Common Stock (or such other security, as the case may be) at 5:00 p.m., New York City time, and (ii) has traded at least once regular way on the Exchange or, if the Common Stock (or such other security, as the case may be) is not listed on the Exchange, such other U.S. national securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock (or such other security, as the case may be); provided that if the Common Stock (or such other security, as the case may be) is not so listed or traded, “Trading Day” means a Business Day.

A “Qualifying Trading Day” for purposes of the foregoing means any Trading Day (falling on or after the date that is 20 Qualifying Trading Days after the issue date of the Warrants) on which the VWAP of the Common Stock on such Trading Day is at least equal to the Early Expiration Trigger Price in effect on such Trading Day.

The “Early Expiration Trigger Price” is initially equal to $10.50, subject to certain adjustments.

In the event of an early expiration of the Warrants, the Warrants will be exercisable until 5:00 p.m. New York city time on the business day immediately following the Early Expiration Price Condition Date. If the Early Expiration Price Condition occurs, the Company will make a public announcement to that effect by issuance of a press release of the adjusted Expiration Date prior to market open on the Expiration Date, as adjusted. Subject to applicable laws and regulations and the terms of the Warrant Agreement, including the occurrence of the Early Expiration Price Condition or the Additional Price Condition, the Warrants may be exercised at any time starting on the date of issuance until 5:00 p.m. New York City time on the Expiration Date.

The number of shares of Common Stock issuable upon exercise of the Warrants is subject to certain anti-dilution adjustments, including for stock dividends, splits, subdivisions, reclassifications and combinations, other distributions and spinoffs, and shareholder rights plans.

The Warrants are expected to commence trading on the Nasdaq Stock Market LLC under the ticker “ENVXW” on July 22, 2025.

The foregoing description of the Warrants and the Warrant Agreement is only a summary and is qualified in its entirety by reference to the complete description of the terms of the Warrants set forth in the Warrant Agreement (including the Form of Warrant attached thereto), which is filed as an exhibit to this Form 8-K. In connection with the Warrant Distribution, the Company is filing a prospectus supplement, dated July 21, 2025, pursuant to the Company’s existing shelf registration statement on Form S-3, declared effective on August 18, 2023, registering up to $1,000,000,000 of shares of Common Stock to be issued upon exercise of the Warrants under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01 Regulation FD Disclosure.
On July 21, 2025, the “Company” issued a press release announcing the distribution of warrant dividends to its shareholders and eligible noteholders as of the July 17, 2025 record date. The press release is attached as Exhibit 99.1 to this Form 8-K.

The information furnished in this Item 7.01, including Exhibits 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. A Form 8-A registration statement and prospectus supplement describing the terms of the Warrants was filed with the Securities and Exchange Commission (the “SEC”) on July 18, 2025 and is available on the SEC’s website located at http://www.sec.gov. Holders of Company common stock should read the prospectus supplement carefully, including the Risk Factors section included and incorporated by reference therein. This communication contains a general summary of the Warrants. Please read the Warrant Agreement as it contains important information about the terms of the Warrants.

Forward Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act about the Company, the Warrants and the Warrant Distribution. Forward-looking statements generally relate to future events and can be identified by words such as anticipate, believe, continue, could, estimate, expect, intend, may, might, plan, possible, potential, predict, should, would and similar expressions that convey uncertainty about future events or outcomes. Actual results and outcomes could differ materially from these forward-looking statements as a result of certain risks and uncertainties, including, without limitation, those risks and uncertainties and other potential factors set forth in the Company’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed annual report on Form 10-K and quarterly reports on Form 10-Q and other documents that the Company has filed, or that it will file, with the SEC. Any forward-looking statements made by the Company in this Form 8-K, including any forward-looking statements made by the Company in any of the exhibits to this Form 8-K, speak only as of the date on which they are made and subsequent events may cause these expectations to change. The Company disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.
On July 21, 2025, Arnold & Porter Kaye Scholer LLP delivered an opinion (the “Opinion”) to the Company in connection with the Company’s issuance of up to 29,233,276 shares of Common Stock upon exercise of the Warrants. Such shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (No. 333-273858) (the “Registration Statement”) which was declared effective on August 18, 2023, including the prospectus, dated August 18, 2023, and the prospectus supplement, dated July 21, 2025, as the same may be amended or supplemented. The Opinion is being filed herewith as Exhibit 5.1, and thereby automatically incorporated by reference into the Registration Statement, in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.

(d) Exhibits

Exhibit Number	Description
4.1	Warrant Agreement (including Form of Warrant), dated July 21, 2025, between the Company, Computershare Inc., a Delaware corporation, and Computershare Trust Company, N.A., as Warrant Agent.
5.1	Opinion of Arnold & Porter Kaye Scholer LLP
99.1	Press Release dated July 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Enovix Corporation

Date:	July 21, 2025	By:	/s/ Arthi Chakravarthy
Arthi Chakravarthy Chief Legal Officer and Head of Corporate Development

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